Exhibit 32.1

ROYAL ENERGY RESOURCES, INC. FORM 10-Q

FOR THE QUARTER ENDED NOVEMBER 30, 2012

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jacob Roth, certify that:

1.	I am the Chief Executive Officer and Chief Financial Officer of Royal Energy Resources, Inc.

2.	Attached to this certification is Form 10-Q for the quarter ended November 30, 2012, a periodic report (the “periodic report”) filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains condensed financial statements.

3.	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

●  The periodic report containing the condensed financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

●  The information in the periodic report fairly presents, in all material respects, the consolidated financial condition and results of operations of the issuer for the periods presented.

Date: January 11, 2013

By:	/s/ Jacob Roth
Jacob Roth CEO and CFO